UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

RightNow Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

Oracle Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: RightNow Technologies, Inc.

Commission File No.: 000-31321

Overview and Frequently Asked Questions

Overview

Oracle Buys RightNow

Adds Leading Customer Service Cloud Offering to the Oracle Public Cloud

On October 24, 2011, Oracle announced that it has entered into an agreement to acquire RightNow, a leading provider of cloud-based customer service. The proposed transaction is subject to RightNow stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close by late 2011 or early 2012. Until the deal closes, each company will continue to operate independently, and it is business as usual.

RightNow’s leading cloud-based customer experience software helps organizations deliver an exceptional experience across the web, social networks and contact centers. Nearly 2,000 organizations across a wide range of consumer-centric industries rely on RightNow’s customer service cloud to improve the quality and consistency of experience across channels, reduce response times and lower operational costs.

Oracle is moving aggressively to offer customers a full range of Cloud Solutions including sales force automation, marketing, human resources, talent management, social networking, databases, and Java as part of the Oracle Public Cloud. RightNow’s cloud offering is a complementary addition to Oracle’s Public Cloud. Together, Oracle and RightNow are expected to enable a superior customer experience at every contact and across every channel.

Can I still purchase RightNow products?

Yes. Until the transaction closes, RightNow continues to operate as a separate business. Please contact your existing RightNow sales representative to assist you, or visit www.rightnow.com for contact information.

Should RightNow customers continue to call RightNow for customer support?

Yes. Until the transaction closes, RightNow continues to operate as a separate independent business. RightNow customers should continue to use existing RightNow contacts for support, professional services and sales to address immediate and ongoing needs. We will communicate all changes and transitions occurring after the close of the transaction well in advance through these familiar channels.

Should RightNow customers continue to contact their RightNow sales representatives?

Yes, customers should continue to rely on existing relationships.

Should RightNow partners continue to call RightNow?

Yes. Until the transaction closes, RightNow continues to operate as a separate independent business. RightNow partners should continue to use existing RightNow contacts to address immediate and ongoing needs. Oracle partners may also use their existing Oracle channels for support to answer any questions.

Where can I find out more information about the proposed Oracle and RightNow combination?

For more information, please visit oracle.com/rightnow.

Oracle is currently reviewing the existing RightNow product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of RightNow’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by RightNow or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and RightNow, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of RightNow, anticipated customer benefits and general business outlook. When used in this presentation, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or RightNow, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or RightNow may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or RightNow. In addition, please refer to the documents that Oracle and RightNow, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and RightNow’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor RightNow is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It In connection with the proposed merger, RightNow will file a proxy statement with the SEC. Additionally, RightNow and Oracle will file other relevant materials in connection with the proposed acquisition of RightNow by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among OC Acquisition LLC, a wholly owned subsidiary of Oracle, Rhea Acquisition Corporation, a wholly-owned subsidiary of Oracle, and RightNow. The materials to be filed by RightNow with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of RightNow are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, RightNow and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of RightNow stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of RightNow’s participants in the solicitation, which may, in some cases, be different than those of RightNow’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

2

Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: RightNow Technologies, Inc.

Commission File No.: 000-31321

Oracle Customers and Partners,

On October 24, 2011, Oracle announced that it has entered into an agreement to acquire RightNow, a leading provider of cloud-based customer service. The proposed transaction is subject to RightNow stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close by late 2011 or early 2012. Until the deal closes, each company will continue to operate independently, and it is business as usual.

RightNow’s leading cloud-based customer experience software helps organizations deliver an exceptional experience across call centers, the web and social networks. Nearly 2,000 organizations across a wide range of consumer-centric industries rely on RightNow’s customer service cloud to improve the quality and consistency of experience across channels, reduce response times and lower operational costs.

Oracle is moving aggressively to offer customers a full range of Cloud Solutions including sales force automation, marketing, human resources, talent management, social networking, databases, and Java as part of the Oracle Public Cloud. RightNow’s cloud offering is a complementary addition to Oracle’s Public Cloud. Together, Oracle and RightNow are expected to enable a superior customer experience at every contact and across every channel.

Please visit oracle.com/rightnow for more information about the planned combination.

Regards,

Thomas Kurian

Executive Vice President

Oracle Development

Oracle

Oracle is currently reviewing the existing RightNow product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of RightNow’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by RightNow or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and RightNow, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of RightNow, anticipated customer benefits and general business outlook. When used in this presentation, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or RightNow, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed,! the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or RightNow may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or RightNow. In addition, please refer to the documents that Oracle and RightNow, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and RightNow’s respective operational and other results to differ materially fr! om those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor RightNow is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, RightNow will file a proxy statement with the SEC. Additionally, RightNow and Oracle will file other relevant materials in connection with the proposed acquisition of RightNow by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among OC Acquisition LLC, a wholly owned subsidiary of Rhea Acquisition Corporation, a wholly-owned subsidiary of Oracle, and RightNow. The materials to be filed by RightNow with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of RightNow are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, RightNow and their respective directors! , executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of RightNow stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of RightNow’s participants in the solicitation, which may, in some cases, be different than those of RightNow’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.